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As of August 24, 1998


VIA UPS OVERNIGHT

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York  11245

Attention: Global Custody Division

Re: Global Custody Agreement, Effective May 1, 1996 between The Chase Manhattan Bank and those registered investment companies (and on behalf of certain series thereof), listed on Schedule A attached thereto ("Agreement")
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Ladies and Gentlemen:

Pursuant to the provisions of Section 1 of the Agreement, the undersigned, on behalf of series identified under each registrant's name below (each, a "Series") hereby appoints The Chase Manhattan Bank to provide custodial services for each of these Series under and in accordance with the terms of the Agreement and accordingly, requests that the Series be added to Schedule A to the Agreement effective as of August 24, 1998. Kindly acknowledge your agreement to provide such services and to add these Series to Schedule A by signing in the space provided below.

                                       DELAWARE GROUP EQUITY FUNDS II, INC.,
                                       on behalf of the Decatur Income Fund
                                       and Decatur Total Return Fund Series


                                       By:    /s/ David K. Downes
                                          ---------------------------------
                                       Name:      David K. Downes
                                       Its:       Executive Vice President
                                                  Chief Operating Officer
                                                  Chief Financial Officer



                                       DELAWARE GROUP EQUITY FUNDS III, INC.,
                                       on behalf of Trend Fund Series


                                       By:    /s/ David K. Downes
                                          ------------------------
                                       Name:      David K. Downes
                                       Its:       Executive Vice President
                                                  Chief Operating Officer
                                                  Chief Financial Officer




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                                       DELAWARE GROUP GOVERNMENT FUND, INC.,
                                       on behalf of the Government
                                       Income Series


                                       By:    /s/ David K. Downes
                                          ------------------------
                                       Name:      David K. Downes
                                       Its:       Executive Vice President
                                                  Chief Operating Officer
                                                  Chief Financial Officer



                                       DELAWARE GROUP INCOME FUNDS, INC.,
                                       on behalf of Strategic Income Fund


                                       By:    /s/ David K. Downes
                                          ------------------------
                                       Name:      David K. Downes
                                       Its:       Executive Vice President
                                                  Chief Operating Officer
                                                  Chief Financial Officer



                                       DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                       FUNDS, INC.,
                                       on behalf of the  Limited-Term Government
                                       Fund and U.S. Government Money Series


                                       By:    /s/ David K. Downes
                                          ------------------------
                                       Name:      David K. Downes
                                       Its:       Executive Vice President
                                                  Chief Operating Officer
                                                  Chief Financial Officer



                                       DELAWARE POOLED TRUST, INC., on behalf of
                                       The Large-Cap Value Equity Portfolio,
                                       The Aggressive Growth Portfolio,
                                       The Limited-Term Maturity Portfolio, and
                                       The Small/Mid-Cap Value Equity Portfolio


                                       By:    /s/ David K. Downes
                                          ------------------------
                                       Name:      David K. Downes
                                       Its:       Executive Vice President
                                                  Chief Operating Officer
                                                  Chief Financial Officer




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                                       DELAWARE GROUP TAX-FREE FUND, INC.,
                                       on behalf of Tax-Free USA Fund,
                                       Tax-Free Insured Fund, Tax-Free
                                       USA Intermediate Fund


                                       By:    /s/ David K. Downes
                                          ------------------------
                                       Name:      David K. Downes
                                       Its:       Executive Vice President
                                                  Chief Operating Officer
                                                  Chief Financial Officer
AGREED:

THE CHASE MANHATTAN BANK

By: /s/Rosemary Stidmon
   ----------------------
Its: Vice President
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